EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN

                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN



ARTICLE I DEFINITIONS                                                          6

       1.01.  Acquiring Person                                                 6
       1.02.  Administrator                                                    6
       1.03.  Affiliate                                                        6
       1.04.  Agreement                                                        6
       1.05.  Associate                                                        6
       1.06.  Board                                                            6
       1.07.  Change in Control                                                7
       1.08.  Code                                                             7
       1.09.  Committee                                                        8
       1.10.  Common Stock                                                     8
       1.11.  Company                                                          8
       1.12.  Continuing Director                                              8
       1.13.  Control Affiliate                                                8
       1.14.  Control Change Date                                              8
       1.15.  Corresponding SAR                                                8
       1.16.  Deferred Stock Benefit                                           8
       1.17.  Exchange Act                                                     9
       1.18.  Fair Market Value                                                9
       1.19.  Incentive Award                                                  9
       1.20.  Initial Value                                                    9
       1.21.  Option                                                           9
       1.22.  Participant                                                     10
       1.23.  Performance Shares                                              10
       1.24.  Person                                                          10
       1.25.  Plan                                                            10
       1.26.  Related Entity                                                  10
       1.27.  SAR                                                             10
       1.28.  Services                                                        11
       1.29.  Stock Award                                                     11


ARTICLE II PURPOSES                                                           11


ARTICLE III ADMINISTRATION                                                    12


                                       -2-


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                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN



ARTICLE IV ELIGIBILITY13


ARTICLE V COMMON STOCK SUBJECT TO PLAN13

       5.01.  Common Stock Issued                                             13
       5.02.  Aggregate Limit                                                 13
       5.03.  Reallocation of shares                                          14

ARTICLE VI OPTIONS                                                            14

       6.01.  Award                                                           14
       6.02.  Option Price                                                    15
       6.03.  Maximum Option Period                                           15
       6.04.  Nontransferability                                              15
       6.05.  Transferable Options                                            15
       6.06.  Employee Status                                                 16
       6.07.  Exercise                                                        16
       6.08.  Payment                                                         16
       6.09.  Change in Control                                               17
       6.10.  Shareholder Rights                                              17
       6.11.  Disposition of shares                                           17
       6.12.  Deferred Stock Benefits                                         17

ARTICLE VII SARS                                                              17

       7.01.  Award                                                           17
       7.02.  Maximum SAR Period                                              18
       7.03.  Nontransferability                                              18
       7.04.  Transferable SARs                                               18
       7.05.  Exercise                                                        19
       7.06.  Change in Control                                               19
       7.07.  Employee Status                                                 19
       7.08.  Settlement                                                      19
       7.09.  Shareholder Rights                                              20

ARTICLE VIII STOCK AWARDS                                                     20

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                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN



       8.01.  Award                                                           20
       8.02.  Vesting                                                         20
       8.03.  Performance Objectives                                          20
       8.04.  Employee Status                                                 21
       8.05.  Change in Control                                               21
       8.06.  Shareholder Rights                                              21
       8.07.  Deferred Stock Benefits                                         21

ARTICLE IX PERFORMANCE SHARE AWARDS                                           22

       9.01.  Award                                                           22
       9.02.  Earning the Award                                               22
       9.03.  Payment                                                         22
       9.04.  Shareholder Rights                                              23
       9.05.  Nontransferability                                              23
       9.06.  Transferable Performance Shares                                 23
       9.07.  Employee Status                                                 23
       9.08.  Change in Control                                               23

ARTICLE X INCENTIVE AWARDS                                                    24

      10.01.  Award                                                           24
      10.02.  Terms and Conditions                                            24
      10.03.  Nontransferability                                              24
      10.04.  Transferable Incentive Awards                                   25
      10.05.  Employee Status                                                 25
      10.06.  Change in Control                                               25
      10.07.  Shareholder Rights                                              25

ARTICLE XI INDEMNIFICATION                                                    25

ARTICLE XII ADJUSTMENT UPON CHANGE IN COMMON STOCK                            26

ARTICLE XIII COMPLIANCE WITH LAW AND APPROVAL OF
       REGULATORY BODIES                                                      27

                                       -4-


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                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN



ARTICLE XIV GENERAL PROVISIONS                                                28

      14.01.  Effect on Employment and Service                                28
      14.02.  Unfunded Plan                                                   28
      14.03.  Rules of Construction                                           28

ARTICLE XV AMENDMENT                                                          28

ARTICLE XVI DURATION OF PLAN                                                  29

ARTICLE XVII EFFECTIVE DATE OF PLAN                                           29

                                       -5-


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                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN



                                    ARTICLE I
                                   DEFINITIONS

        1.01.     Acquiring Person

        Acquiring Person means that a Person, considered alone or together with all Control Affiliates and Associates of that Person, is or becomes directly or indirectly the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of securities representing at least twenty percent (20%) of (i) the Company's then outstanding securities entitled to vote generally in the election of the Board; or (ii) Services' then outstanding securities entitled to vote generally in the election of the Board of Directors of Services.

        1.02.     Administrator

        Administrator means the Committee and any delegate of the Committee that is appointed in accordance with Article III.

        1.03.     Affiliate

        Affiliate means any "subsidiary" or "parent" corporation (within the meaning of Section 424 of the Code) of the Company.

        1.04.     Agreement

        Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, an award of Performance Shares, an Incentive Award or an Option or SAR granted to such Participant.

        1.05.     Associate

        Associate, with respect to any Person, is defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. An Associate does not include the Company or a majority-owned subsidiary of the Company.

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                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN



        1.06.     Board

        Board means the Board of Directors of the Company.

        1.07.     Change in Control

        Change in Control means (i) a Person is or becomes  an Acquiring Person;
        (ii) holders of the securities of the Company entitled to vote thereon approve any agreement with a Person (or, if such approval is not required by applicable law and is not solicited by the Company, the closing of such an agreement) that involves the transfer of at least fifty percent (50%) of the Company's total assets on a consolidated basis, as reported in the Company's consolidated financial statements filed with the Securities and Exchange Commission; (iii) holders of the securities of the Company entitled to vote thereon approve a transaction (or, if such approval is not required by applicable law and is not solicited by the Company, the closing of such a transaction) pursuant to which the Company will undergo a merger, consolidation, or statutory share exchange with a Person, regardless of whether the Company is intended to be the surviving or resulting entity after the merger, consolidation, or statutory share exchange, other than a transaction that results in the voting securities of the Company carrying the right to vote in elections of persons to the Board outstanding immediately prior to the closing of the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 66 2/3% (sixty-six and two-thirds percent) of the Company's voting securities carrying the right to vote in elections of persons to the Company's Board, or such securities of such surviving entity, outstanding immediately after the closing of such transaction; (iv) the Continuing Directors cease for any reason to constitute a majority of the Board; (v) holders of the securities of the Company entitled to vote thereon approve a plan of complete liquidation of the Company or an agreement for the sale or liquidation by the Company of substantially all of the Company's assets (or, if such approval is not required by applicable law and is not solicited by the Company, the commencement of actions constituting such a plan or the closing of such an agreement); or (vi) the Board adopts a resolution to the effect that, in its judgment, as a consequence of any one or more transactions or events or series of transactions or events, a Change in Control of Services or of the Company has effectively occurred. The Board shall be entitled to exercise its sole and absolute discretion in exercising its judgment and in the adoption of such resolution, whether or not any such transaction(s) or event(s) might be deemed, individually or collectively, to satisfy any of the criteria set forth in subparagraphs (i) through (v) above.

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                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN



        1.08.     Code

        Code means the Internal Revenue Code of 1986, and any amendments thereto.

        1.09.     Committee

        Committee means the Compensation Committee of the Board.

        1.10.     Common Stock

        Common Stock means the common stock of the Company.

        1.11.     Company

        Company means Equity Inns, Inc.

        1.12.     Continuing Director

        Continuing Director means any member of the Board, while a member of the Board and (i) who was a member of the Board on March 1, 1999 or (ii) whose nomination for or election to the Board was recommended or approved by a majority of the Continuing Directors.

        1.13.     Control Affiliate

        Control Affiliate with respect to any Person, means an affiliate as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

        1.14.     Control Change Date

        Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the "Control Change Date" is the date of the last of such transactions.

        1.15.     Corresponding SAR

        Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

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                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN



        1.16.     Deferred Stock Benefit

        Deferred Stock Benefit means a benefit earned by a Participant pursuant to a deferral election with respect to an option that is not an incentive stock option or a Stock Award granted under this Plan, if such elections are permitted by the Administrator, which shall be payable in shares of Common Stock, on the terms specified by the Administrator.

        1.17.     Exchange Act

        Exchange Act means the Securities Exchange Act of 1934, as amended as of January 1, 1990.

        1.18.     Fair Market Value

        Fair Market Value means, on any given date, the reported "closing" price of a share of Common Stock in the New York over-the-counter market as reported by the National Association of Securities Dealers, Inc. The preceding sentence to the contrary notwithstanding, if the Common Stock is listed upon an established stock exchange or exchanges, the Fair Market Value on any given date shall be the highest closing price of the Common Stock on such exchange or exchanges. If, on any given date, no share of Common Stock is traded on the New York over-the-counter market or on an established stock exchange, then Fair Market Value shall be determined with reference to the next preceding day that the Common Stock was so traded.

        1.19.     Incentive Award

        Incentive Award means an award which, subject to such terms and conditions as may be prescribed by the Administrator, entitles the Participant to receive a cash payment from the Company or an Affiliate.

        1.20.     Initial Value

        Initial Value means, with respect to a corresponding SAR, the option price per share of the related Option and, with respect to a SAR granted

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                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN



        independently of an Option, the Fair Market Value of one share of Common stock on the date of grant.

        1.21.     Option

        Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

        1.22.     Participant

        Participant means an employee of the Company or an Affiliate, including an employee who is a member of the Board, who satisfies the requirements of Article IV and is selected by the Administrator to receive an award of Performance Shares, a Stock Award, an Option, an SAR, an Incentive Award or a combination thereof.

        1.23.     Performance Shares

        Performance Shares means an award, in the amount determined by the Administrator, stated with reference to a specified number of shares of Common Stock, that in accordance with the terms of an Agreement entitles the holder to receive a cash payment or shares of Common Stock or a combination thereof.

        1.24.     Person

        Person means any human being, firm, corporation, partnership, or other entity. "Person" also includes any human being, firm, corporation, partnership, or other entity as defined in sections 13(d)(3) and 14(d)(2) of the Exchange Act. The term "Person" does not include the Company, Services or any Related Entity, and the term Person does not include any employee-benefit plan maintained by the Company, Services, or any Related Entity, and any person or entity organized, appointed, or established by the Company, Services or any Related Entity for or pursuant to the terms of any such employee-benefit plan, unless the Board or Services' Board determines that such an employee-benefit plan or such person or entity is a "Person".

        1.25.     Plan

        Plan means the Equity Inns, Inc. Amended and Restated 1994 Stock Incentive Plan.

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                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN



        1.26.     Related Entity

        Related Entity means any entity that is part of a controlled group of corporations or is under common control with the Company within the meaning of Sections 1563(a), 414(b) or 414(c) of the Code.

        1.27.     SAR

        SAR means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Administrator and specified in an Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Initial Value. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

        1.28.     Services

        Services means Equity Inns Services, Inc.

        1.29.     Stock Award

        Stock Award means  shares of Common Stock awarded to a Participant under
        Article VIII.

                                   ARTICLE II
                                    PURPOSES



        The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code ("incentive stock options") and Options not so qualifying, and the grant

                                      -11-


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                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN



        of SARs, Stock Awards, Performance Shares and Incentive Awards, and the deferral of income with respect to Options and Stock Awards in accordance with the Plan and procedures that may be established by the Administrator. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of shares of Common Stock pursuant to this Plan shall be used for general corporate purposes.

                                   ARTICLE III
                                 ADMINISTRATION



        The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Stock Awards, Performance Shares, Incentive Awards, Options and SARs upon such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award, an award of Performance Shares or an Incentive Award. Notwithstanding any such conditions, the Administrator may, in its discretion, (i) accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or the time at which an Incentive Award or award of Performance Shares may be settled or (ii) suspend the forfeiture of any award made under this Plan. In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements and documents relating to the deferral of income with respect to Options and Stock Awards; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Stock Award, Incentive Award or award of Performance
        Shares. All expenses of administering this Plan shall be borne by the Company.

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                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN



        The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee's authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

                                   ARTICLE IV
                                   ELIGIBILITY


        Any employee of the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan), is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate. Directors of the Company who are employees of the Company or an Affiliate may be selected to participate in this Plan.

                                    ARTICLE V
                          COMMON STOCK SUBJECT TO PLAN

        5.01.     Common Stock Issued

        Upon the award of Common Stock pursuant to a Stock Award or in settlement of an award of Performance Shares, the Company may issue Common Stock from its authorized but unissued Common Stock. Upon the exercise of any Option or SAR, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock. On the distribution of Deferred Stock Benefits, the Company may issue shares of Common Stock from its authorized but unissued Common Stock

        5.02.     Aggregate Limit

        The maximum aggregate number of shares of Common Stock that may be issued under this Plan pursuant to the exercise of SARs and Options and the grant of Stock Awards, the settlement of Performance Shares and the distribution of Deferred Stock Benefits is 4,000,000 shares. The maximum aggregate number of shares of Common Stock that may be issued under this Plan as Stock Awards (or as the portion of a

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                                              EQUITY INNS, INC.
                                            AMENDED AND RESTATED
                                          1994 STOCK INCENTIVE PLAN



        Deferred Stock Benefit that represents forfeited shares of Common Stock subject to such awards) and in settlement of Performance Shares is 1,100,000 shares. The maximum aggregate number of shares of Common Stock that may be issued under this Plan and the maximum number of shares of Common Stock that may be issued as Stock Awards (and Deferred Stock Benefits that represent forfeited shares of Common Stock subject to such awards) and in settlement of Performance Shares shall be subject to adjustment as provided in Article XII. Shares of Common Stock issued in settlement of a Deferred Stock Benefit, and the shares of Common Stock subject to the Option or Stock Award or portion thereof with respect to which such Deferred Stock Benefit was elected, shall be counted toward the foregoing limits only once (even in the case of shares subject to a Stock Award that are canceled in connection with a Deferred Stock Benefit election).

        5.03.     Reallocation of Shares

        If an Option is terminated, in whole or in part, for any reason other than its exercise (including an exercise that results in a Deferred Stock Benefit) or the exercise of a Corresponding SAR that is settled with shares of Common Stock, the number of shares allocated to the Option or portion thereof may be reallocated to other Options, SARs, Performance Shares, and Stock Awards to be granted, and to Deferred Stock Benefits to be distributed, under this Plan. If an SAR is terminated, in whole or in part, for any reason other than its exercise that is settled with shares of Common Stock or the exercise of a related Option, the number of shares of Common Stock allocated to the SAR or portion thereof may be reallocated to other Options, SARs, Performance Shares, and Stock Awards to be granted, and Deferred Stock Benefits to be distributed, under this Plan. If an award of Performance Shares is terminated, in whole or in part, for any reason other than its settlement with shares of Common Stock, the number of shares allocated to the Performance Share award or portion thereof may be reallocated to other Options, SARs, Performance Shares and Stock Awards to be granted, and Deferred Stock Benefits to be distributed, under this Plan. If a Stock Award is forfeited, in whole or in part, for any reason (other than a cancellation that results in a Deferred Stock Benefit), the number of shares of Common Stock allocated to the Stock Award or portion thereof may be reallocated to other Options, SARs, Performance Shares and Stock Awards to be granted, and Deferred Stock Benefits to be distributed, under this Plan. If a Deferred Stock Benefit is forfeited, in whole or in part, the number of shares of Common Stock allocated to the Deferred Stock Benefit or portion thereof may be reallocated to other Options, SARs, Performance Shares and Stock Awards to be granted, and to the other Deferred Stock Benefits to be distributed, under the Plan.

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


                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN



                                   ARTICLE VI
                                     OPTIONS

        6.01.     Award

        In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards; provided, however, that no Participant may be granted Options in any calendar year covering more than 750,000 shares. Notwithstanding the foregoing, a newly-hired individual may be granted Options for up to 1,000,000 shares in a calendar year. A Participant's status as a newly-hired individual shall be determined, and the foregoing limits shall be implemented, by the Administrator in its discretion.

        6.02.     Option Price

        The price per share for shares of Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted.

        6.03.     Maximum Option Period

        The maximum period in which an Option may be exercised shall be determined by the Administrator on the date of grant, except that no Option that is an incentive stock option shall be exercisable after the expiration of ten years from the date such Option was granted. The terms of any Option that is an incentive stock option may provide that it is exercisable for a period less than such maximum period.

        6.04.     Nontransferability

        Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

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                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN



        6.05.     Transferable Options

        Section  6.04  to  the  contrary  notwithstanding,   if   the  Agreement
        provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Option transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

        6.06.     Employee Status

        For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

        6.07.     Exercise

        Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for shares of Common Stock having a Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any

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                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN



        Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

        6.08.     Payment

        Subject to rules established by the Administrator and unless otherwise provided in an Agreement, payment of all or part of the Option price may be made in cash, a cash equivalent acceptable to the Administrator, or with shares of Common Stock. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

        6.09.     Change in Control

        Section 6.07 to the contrary notwithstanding, each outstanding Option shall be fully exercisable (in whole or in part at the discretion of the holder) on and after a Control Change Date.

        6.10.     Shareholder Rights

        No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

        6.11.     Disposition of Shares

        A Participant shall notify the Company of any sale or other disposition of shares acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of shares to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

        6.12.     Deferred Stock Benefits

        If permitted by the Administrator, and in accordance with any procedures so established, a Participant may elect to defer all or part of the gain attributable to the exercise of an Option that is not an incentive stock option and thereby elect a Deferred Stock Benefit. The terms and conditions of such an election and the Deferred Stock Benefit shall be determined by the Administrator.

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                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN



                                   ARTICLE VII
                                      SARS

        7.01.     Award

        In accordance with the provisions of Article IV, the Administrator will designate each individual to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such awards; provided, however, that no Participant may be granted SARs in any calendar year covering more than 750,000 shares of Common Stock. Notwithstanding the foregoing, a newly-hired Participant may be granted SARs for up to 1,000,000 shares in a calendar year. A Participant's status as a newly-hired individual shall be determined, and the foregoing limits shall be implemented, by the Administrator in its discretion. For purposes of the foregoing limits, an Option and Corresponding SAR shall be treated as a single award. In addition no Participant may be granted Corresponding SARs (under all incentive stock option plans of the Company and its Affiliates) that are related to incentive stock options which are first exercisable in any calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

        7.02.     Maximum SAR Period

        The term of each SAR shall be determined by the Administrator on the date of grant, except that no Corresponding SAR that is related to an incentive stock option shall have a term of more than ten years from the date such related Option was granted. The terms of any Corresponding SAR that is related to an incentive stock option may provide that it has a term that is less than such maximum period.

        7.03.     Nontransferability

        Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. During the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

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                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN



        7.04.     Transferable SARs

        Section 7.03 to the contrary notwithstanding, if the Agreement provides, an SAR, other than a Corresponding SAR that is related to an incentive stock option, may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an SAR transferred pursuant to this Section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution. In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

        7.05.     Exercise

        Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

        7.06.     Change in Control

        Section 7.05 to the contrary notwithstanding, each outstanding SAR shall be fully exercisable (in whole or in part at the discretion of the holder) on and after a Control Change Date.

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                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN



        7.07.     Employee Status

        If the terms of any SAR provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment.

        7.08.     Settlement

        At the Administrator's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, shares of Common Stock, or a combination of cash and Common Stock. No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

        7.09.     Shareholder Rights

        No Participant shall, as a result of receiving an SAR, have any rights as a shareholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

                                  ARTICLE VIII
                                  STOCK AWARDS


        8.01.     Award

        In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares covered by such awards; provided, however, that no Participant may receive Stock Awards in any calendar year for more than 187,500 shares. Notwithstanding the foregoing, a newly-hired individual may be granted Stock Awards for up to 250,000 shares of Common Stock in a calendar year. A Participant's status as a newly-hired individual shall be determined, and the foregoing limits shall be implemented, by the Administrator in its discretion.

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                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN



        8.02.     Vesting

        The Administrator, on the date of the award, may prescribe that a Participant's rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.

        8.03.     Performance Objectives

        In accordance with Section 8.02, the Administrator may prescribe that Stock Awards will become vested or transferable or both based on objectives stated with respect to the Company's return on equity, total earnings, earnings growth, return on capital, Fair Market Value, Common Stock price appreciation, funds from operations per share, funds from operations growth, total assets, peer shareholder returns, increase in revenue per available room, or such other measures as may be selected by the Administrator. If the Administrator, on the date of award, prescribes that a Stock Award shall become nonforfeitable and transferable only upon the attainment of performance objectives, the shares subject to such Stock Award shall become nonforfeitable and transferable only to the extent that the Administrator certifies that such objectives have been achieved.

        8.04.     Employee Status

        In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

        8.05.     Change in Control

        Sections 8.02, 8.03 and 8.04 to the contrary notwithstanding, each outstanding Stock Award shall be transferable and nonforfeitable on and after a Control Change Date.

        8.06.     Shareholder Rights

        Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or

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                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN



        are   nontransferable),   a  Participant  will  have  all  rights  of  a
        shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares granted under the Stock Award are transferable and are no longer forfeitable.

        8.07.     Deferred Stock Benefits

        If permitted by the Administrator, and in accordance with any procedures so established, a Participant may elect to forfeit all or a portion of a Stock Award and receive a Deferred Stock Benefit in lieu of such forfeited Stock Award or portion thereof. The terms and conditions of such an election and the Deferred Stock Benefit shall be determined by the Administrator.

                                   ARTICLE IX
                            PERFORMANCE SHARE AWARDS

        9.01.     Award

        In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an award of Performance Shares is to be made and will specify the number of shares covered by such awards; provided, however, that no Participant may receive an award of Performance Shares in any calendar year for more than 187,500 shares of Common Stock. Notwithstanding the foregoing, a newly-hired individual may receive Performance Shares for up to 250,000 shares of Common Stock. A Participant's status as a newly-hired individual shall be determined, and the foregoing limits shall be implemented, by the Administrator in its discretion.

        9.02.     Earning the Award

        The Administrator, on the date of the grant of an award, shall prescribe that the Performance Shares, or portion thereof, will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Shares, only upon the

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                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN



        satisfaction of performance objectives and such other criteria as may be prescribed by the Administrator during a performance measurement period of at least one year. The performance objectives may be stated with respect to the Company's return on equity, total earnings, earnings growth, return on capital, Fair Market Value, Common Stock price appreciation, funds from operations per share, funds from operations growth, total assets, peer shareholder returns, increase in revenue per available room, or such other measures as may be selected by the Administrator. No payments will be made with respect to Performance Shares unless, and then only to the extent that, the Administrator certifies that such objectives have been achieved.

        9.03.     Payment

        In the discretion of the Administrator, the amount payable when an award of Performance Shares is earned may be settled in cash, by the issuance of shares of Common Stock, or a combination thereof. A fractional share of Common Stock shall not be deliverable when an award of Performance Shares is earned, but a cash payment will be made in lieu thereof.

        9.04.     Shareholder Rights

        No Participant shall, as a result of receiving an award of Performance Shares, have any rights as a shareholder until and to the extent that the award of Performance Shares is earned and settled in shares of Common Stock. After an award of Performance Shares is earned and settled in shares, a Participant will have all the rights of a shareholder as described in Section 8.06.

        9.05.     Nontransferability

        Except as provided in Section 9.06, Performance Shares granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Performance Shares shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

        9.06.     Transferable Performance Shares

        Section 9.05 to the contrary notwithstanding, if the Agreement provides, an award of Performance Shares may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in

                                      -23-


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                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN



        which such family members are the only partners, on such terms and conditions as may be permitted under Securities and Exchange Commission Rule 16b-3 as in effect from time to time. The holder of Performance Shares transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Performance Shares during the period that they were held by the Participant; provided, however that such transferee may not transfer Performance Shares except by will or the laws of descent and distribution.

        9.07.     Employee Status

        In the event that the terms of any Performance Share award provide that no payment will be made unless the Participant completes a stated period of employment, the Administrator may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

        9.08.     Change in Control

        Sections 9.02 to the contrary notwithstanding, on and after a Control Change Date, each outstanding Performance Share award shall be earned as of a Control Change Date. To the extent the Agreement provides that the Performance Share award will be settled with shares of Common Stock, such shares shall be nonforfeitable and transferable as of the Control Change Date.

                                    ARTICLE X
                                INCENTIVE AWARDS

        10.01.    Award

        The Administrator shall designate Participants to whom Incentive Awards are made. All Incentive Awards shall be finally determined exclusively by the Administrator under the procedures established by the Administrator; provided, however, that no Participant may receive an Incentive Award payment in any calendar year that exceeds $750,000.

        10.02.    Terms and Conditions

        The Administrator, at the time an Incentive Award is made, shall specify
        the  terms  and  conditions  which  govern  the  award.   Such terms and

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                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN



        conditions shall prescribe that the Incentive Award shall be earned only upon, and to the extent that, performance objectives are satisfied. The performance objectives may be stated with respect to the Company's return on equity, total earnings, earnings growth, return on capital, Fair Market Value, Common Stock price appreciation, funds from operations per share, funds from operations growth, total assets, peer shareholder returns, increase in revenue per available room, or such other measures as may be selected by the Administrator. Such terms and conditions also may include other limitations on the payment of Incentive Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of employment with the Company or an Affiliate. The Administrator, at the time an Incentive Award is made, shall also specify when amounts shall be payable under the Incentive Award and whether amounts shall be payable in the event of the Participant's death, disability, or retirement.

        10.03.    Nontransferability

        Except as provided in Section 10.04, Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

        10.04.    Transferable Incentive Awards

        Section 10.03 to the contrary notwithstanding, if provided in an Agreement, an Incentive Award may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or to a partnership in which such family members are the only partners, on such terms and conditions as may be permitted by Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Incentive Award transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Incentive Award during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Incentive Award except by will or the laws of descent and distribution.

        10.05.    Employee Status

        If  the  terms of an Incentive Award provide that a payment will be made

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                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN



        thereunder only if the Participant completes a stated period of employment, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment.

        10.06.    Change in Control

        Section 10.02 to the contrary notwithstanding, any Incentive Award shall be earned in its entirety as of a Control Change Date.

        10.07.    Shareholder Rights

        No Participant shall, as a result of receiving an Incentive Award, have any rights as a shareholder of the Company or any Affiliate on account of such award.

                                   ARTICLE XI
                                 INDEMNIFICATION

        A  Participant  shall be  entitled to a payment under this Article XI if
        (a) any benefit, payment, accelerated exercisability or vesting or other right under this Plan constitutes a "parachute payment" (as defined in Code Section 280G(b)(2)(A), but without regard to Code Section 280G(b)(2)(A)(ii)), with respect to such Participant and (b) the Participant incurs a liability under Code Section 4999. The amount payable to a Participant described in the preceding sentence shall be the amount required to indemnify the Participant and hold him harmless from the application of Code Sections 280G and 4999. To effect this indemnification,  the  Company  must  pay  such  Participant  an  amount sufficient  to pay the excise  tax  imposed  on  Participant  under Code
        Section   4999  with   respect  to   benefits,   payments,   accelerated
        exercisability and vesting and other rights under this Plan and any other plan or agreement, and any income, employment, hospitalization, excise or other taxes attributable to the indemnification payment. The benefit payable under this Article XI shall be calculated and paid not later than the earlier of (i) the date any "Termination Payment," as defined in the Change in Control and Termination Agreement (if any) between the Participant and the Company, is due, or (ii) twenty days after the date (or extended filing date) on which the tax return reflecting liability for the Code section 4999 excise tax is required to be filed with the Internal Revenue Service. Furthermore, a benefit may be payable under this Article whether or not any benefit has yet become or ever becomes payable under any Change in Control and Termination

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                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN



        Agreement between the Participant and the Company. To the extent such Change in Control and Termination Agreement or any other plan or agreement also requires that a Participant be indemnified and held harmless from the application of Code Sections 280G and 4999, any such indemnification and the amount required to be paid to a Participant under this Article XI shall be coordinated so that such indemnification is paid only once and the Company's obligation under this Article XI shall be satisfied to the extent of any such other payment (and vice versa).

                                   ARTICLE XII
                     ADJUSTMENT UPON CHANGE IN COMMON STOCK

        The maximum number of shares as to which Options, SARs, Performance Shares and Stock Awards may be granted and the maximum number of shares that may be distributed as Deferred Stock Benefits; the terms of outstanding Stock Awards, Options, Performance Shares, Incentive Awards, and SARs and undistributed Deferred Stock Benefits; and the per individual limitations on the number of shares of Common Stock for which Options, SARs, Performance Shares, and Stock Awards may be granted shall be adjusted as the Committee shall determine to be equitably required in the event that (i) the Company (a) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event which, in the judgment of the Committee necessitates such action. Any determination made under this Article XII by the Committee shall be final and conclusive.

        The issuance by the Company of stock of any class, or securities convertible into stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options, SARs, Performance Shares and Stock Awards may be granted or the maximum number of shares that may be distributed as Deferred Stock Benefits; the per individual limitations on the number of shares for which Options, SARs, Performance Shares and Stock Awards may be granted; or the terms of outstanding Stock Awards, Options, Performance Shares, Incentive Awards or SARs or undistributed Deferred Stock Benefits.

                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN


        The Committee may make Stock Awards and may grant Options, SARs, Performance Shares, and Incentive Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article XII. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Stock Awards or Option, SAR, Performance Shares or Incentive Award grants shall be as the Committee, in its discretion, determines is appropriate.

                                  ARTICLE XIII
                       COMPLIANCE WITH LAW AND APPROVAL OF
                                REGULATORY BODIES

        No Option or SAR shall be exercisable, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any stock certificate issued to evidence shares of Common Stock when a Stock Award is granted, a Performance Share is settled, a Deferred Stock Benefit is distributed or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award or Performance Share shall be granted, no shares of Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

                                   ARTICLE XIV
                               GENERAL PROVISIONS

        14.01.    Effect on Employment and Service

        Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual any right to continue in the employ or service of

                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN



        the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

        14.02.    Unfunded Plan

        The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

        14.03.    Rules of Construction

        Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

                                   ARTICLE XV
                                    AMENDMENT

        The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Stock Award, Performance Share Award, Option, SAR, or Incentive Award outstanding, or Deferred Stock Benefit that is undistributed, at the time such amendment is made.

                                   ARTICLE XVI
                                DURATION OF PLAN

        No Stock Award, Performance Share Award, Option, SAR, or Incentive Award may be granted under this Plan after December 31, 2008. Stock Awards, Performance Share awards, Options, SARs, and Incentive Awards granted before that date, and Deferred Stock Benefits elected by a Participant before that date, shall remain valid in accordance with their terms.

                                EQUITY INNS, INC.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN


                                  ARTICLE XVII
                             EFFECTIVE DATE OF PLAN

        Options, SARs, Stock Awards, Performance Shares and Incentive Awards may be granted under this Plan upon its adoption by the Board; provided that, unless amendments to this Plan presented to the Company's shareholders at the Company's 1999 annual meeting of shareholders are approved by a majority of the votes cast by the Company's shareholders, voting either in person or by proxy, at a duly held shareholders' meeting at which a quorum is present, no Stock Award granted after December 31, 1999 shall be effective to the extent its grant would cause the maximum aggregate number of shares issuable as Stock Awards and in settlement of Performance Shares hereunder to exceed 350,000.